--------------------------------------------------------------------------------
                     K I R R , M A R B A C H  P A R T N E R S
                                V A L U E  F U N D
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                                     [GRAPH]

                     K I R R , M A R B A C H  P A R T N E R S
                                    F U N D S



--------------------------------------------------------------------------------
                                                                   ANNUAL REPORT
                                                              September 30, 2002

                             KIRR, MARBACH PARTNERS
-------------------------------------------------------------------------------
                                   VALUE FUND

"Courage is not the absence of fear, but rather the judgment that something else is more important than one's fear. The timid presume it is lack of fear that allows the brave to act when the timid do not. But to take action when one is not afraid is easy. To refrain when afraid is also easy. To take action regardless of fear is brave."

                                                  -Ambrose Hollingworth Redmoon

"The farther backward you can look, the farther forward you are likely to see."
                                                              -Winston Churchill

"I can predict the motion of heavenly bodies, but not the madness of crowds."
                                                               -Sir Isaac Newton

--------------------------------------------------------------------------------

October 8, 2002     Dear Fellow Shareholder:

                    Americans have endured one of the most tumultuous periods in our country's history over the past year. Our collective innocence was shattered by the terrorist attacks on our own soil. We learned to not accept as gospel every assurance uttered by a CEO or bullish recommendation made by a Wall Street analyst. The CEOs of Enron, Tyco, Adelphia, Global Crossing and WorldCom were actually running Three Card Monte games, not businesses, and some analysts wrote whatever their investment banking departments told them to write. Some "clean" audit opinions were tainted by audit firms' desires to increase revenues (and income of the partners) by cross-selling non-audit services. These have been excruciatingly painful and expensive lessons, for sure. However, they have also forced investors to be more skeptical, rational and self-reliant. At the end of the long day, that will be good for our financial markets and capitalism.

                    In our last quarterly  letter we stated,  "We think the U.S.
               equity market is in the process of forming a bottom from which an important buying opportunity is developing. While the market averages may make marginal new lows before the ultimate bottom is reached, the risk/reward parameters are once again very much in our favor." The performance of our fund and the U.S. equity market in the third quarter of 2002 indicate our market "call" was early. However, we remain confident time will prove our words to be prescient. We will continue to focus our efforts on what we do best; trying to find good businesses that sell at attractive prices. Our history shows we're good at determining a good business from a bad business as well as a wise bet from a foolish bet. Markets are irrational in the short run, but investment managers worth their salt are not. As always, we will continue to try to exploit the market's short-term irrationality, for the long-term benefit of our fellow shareholders.

                    THE STOCK MARKET

                    We would normally be thrilled to report we outperformed  the
               S&P 500 Index by a significant amount through the end of the third quarter. However, these are anything but normal times and given our Fund ended the quarter down 23.01% for the calendar year-to-date, we're certainly not patting ourselves on the back.

  Periods ending        Value Fund (1)  S&P 500 (2)      Russell Midcap (3)
September 30, 2002      Total Return       Index                Index
---------------------   --------------  -------------   ----------------------
     3-months                -17.17%      -17.28%              -17.64%
     6-months                -24.70%      -28.36%              -25.50%
     9-months                -23.01%      -28.16%              -22.34%
   One Year (4)              -7.58%       -20.49%              -8.98%
   Two-years (4)             -4.49%       -23.57%              -15.92%
   Three-years (4)           +2.13%       -12.87%              -2.38%
Since Inception (4)          +1.45%        -9.19%              -1.69%
(December 31, 1998)

                             KIRR, MARBACH PARTNERS
-------------------------------------------------------------------------------
                                   VALUE FUND

1) Past performance does not reflect how Value Fund may perform in the future. The performance data quoted assumes the reinvestment of capital gains and income distributions. Performance also reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2) The S&P 500 Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks. This Index cannot be invested in directly.

3) The Russell Midcap index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for medium capitalization stocks. This Index cannot be invested in directly.

4) One-year, two-year, three-year and Since Inception returns are Average Annualized Returns.

--------------------------------------------------------------------------------

     The headlines blared the S&P 500 suffered its worst quarterly decline since the fourth quarter of 1987 (which included the October 19 Crash). To give you a longer-term view of the scale of the market's meteoric rise and precipitous fall, the S&P 500 began 1995 at 459.27, climbed to its high of 1,527.46 on March 24, 2000 and closed the third quarter of 2002 at 815.28, giving back about two-thirds of its gain. After underperforming in 1998-1999, value did exceedingly well in 2000-2001 as the former highfliers came crashing back to earth. Unfortunately, there has simply been no place to hide in 2002 as the continuing bear market has caused both overvalued and undervalued stocks to be marked down.

     Our April 2002 letter stated two primary risks for the stock market. First, valuations were extended. Second, earnings growth expectations for 2002 were aggressive and heavily loaded into the second half of the year. In other words, there was very little room for error. The economic recovery has sputtered from its torrid pace of early 2002, causing actual earnings to trail those earlier aggressive estimates. Add uncertainty over Iraq to the mix and you have a brew that has been toxic to the market. Still, interest rates and inflation remain very low and the Fed has clearly indicated its willingness to reduce rates further should the market and/or economy continue to falter. The positive impact of last year's eleven rate reductions should begin to be felt shortly. Finally, forward earnings expectations are being ratcheted down rapidly and with upcoming comparisons relatively "easy," the probability of upside surprises is better.


PORTFOLIO COMMENTS

     We realized gains by reducing our position in a number of stocks that had performed well in a very difficult environment and were approaching our price targets. These included RPM, Inc., H&R Block, Inc., Republic Services, Inc., Sinclair Broadcast Group, Inc., Dollar Tree Stores, Inc. and Newell Rubbermaid Inc. We also realized gains by selling the remainder of our position in 3M Co., IDT Corporation and Engelhard Corporation. We realized losses by selling our entire position in Allegheny Energy, Inc., and Petroleum Geo-Services ADR.

     Our approach to managing Value Fund is to continually scour the investment landscape in search of good companies selling at attractive prices. If there's a silver lining to this bear market, it's the opportunity to purchase better businesses at valuations reached only in times of great market distress. We added several new names to the portfolio during the quarter, including:

Affiliated Computer Services, Inc. (ACS)

     ACS is the leader in BPO (Business Process Outsourcing), specializing in highly time-critical, transaction-intensive information processing. The processes ACS covers either generate revenue, such as toll road collections, are mandated by law, such as Medicaid, or are large expense items, such as claims processing. These processes are non-discretionary and, since ACS can perform them cheaper than they can be done in-house, ACS has been able to continue to grow despite the economic slowdown. Their 31 consecutive quarters of double-digit earnings growth are testament to the strength of their business model.

                             KIRR, MARBACH PARTNERS
-------------------------------------------------------------------------------
                                   VALUE FUND

They expect their business to continue to grow 15% internally, with an additional 5% from acquisitions.

Automatic Data Processing, Inc. (ADP)

     ADP is the worldwide leader in outsourcing payrolls and is also a large processor of brokerage trades and investor communications. The bear market has hurt the latter businesses. ADP has also been hurt by low interest income on their huge cash balances. Prior to this year, ADP had delivered 41 consecutive years of double-digit growth in earnings. That string will likely be broken this year, but rather than resort to accounting gimmicks to preserve the record, they are restructuring and investing in the business in preparation for the eventual upturn. ADP is 1 of only 7 companies in the U.S. with a Triple-A credit rating. ADP generates over $1.2 billion in free cash flow per year and is aggressively buying back stock.

The Black & Decker Corporation (BDK)

     BDK is a leading global manufacturer and marketer of power tools, hardware and building products. They have a collection of great brands with dominant market share including DeWalt branded professional grade power tools and accessories, Black & Decker branded power tools, lawn and garden equipment and accessories, Kwikset locksets, Price Pfister faucets and Emhart fastening and assembly systems. BDK is successfully restructuring its manufacturing to be more cost competitive. Management is also focused on driving top line growth, including emphasizing new product development and bolt-on acquisitions to fill-in their product lines. Their strategy of lowering costs and increasing revenue is paying off and has led management to raise earnings expectations for the next few years. BDK generates significant free cash flow and reinvests the cash to enhance shareholder value by buying back stock, paying down debt and making additive acquisitions. BDK also has a solid balance sheet and is trading at a P/E of 11x our estimate of 2003 earnings.

        Percent Change in Top Ten Holdings from Book Cost (as of 9/30/02)

1.  EMCOR Group, Inc.           +196.9%    6.  Bausch & Lomb Incorporated  -6.1%

2.  Citizens Communications      -18.3%    7.  USA Interactive            -25.4%
    Company

3.  PartnerRe Ltd. 8%             -0.1%    8.  Constellation Energy       -18.7%
    Convertible Preferred                      Group Inc.

4.  Liberty Media Corporation A  -31.7%    9.  Lone Star                   -2.5%
                                               Steakhouse & Saloon, Inc.

5.  Cendant Corp.                -18.4%   10.  Hilton Hotels Corp.        +18.9%



                             KIRR, MARBACH PARTNERS
-------------------------------------------------------------------------------
                                   VALUE FUND

THE PSYCHOLOGY OF MARKET TOPS AND BOTTOMS

     The market in 2002 has become almost a mirror image of the late 1990s. Back then, technology and the Internet had spawned a "New Economy," one that would be immune to the business cycle, and cause earnings to grow to the sky. CEOs were viewed as paragons of capitalism as corporate boards of directors gladly awarded pay packages measured in the hundreds of millions of dollars. Wall Street analysts competed to see who could come up with the most bizarre valuation criteria (i.e. "page views") to support the most outrageous price targets. Investors seemingly couldn't buy stock fast enough. As the market roared ever higher, declines were short-lived as investors "bought the dip." The book Dow 36,000 was published in September 1999, with the Dow Jones Industrial Average
(DJIA) at 10,000 and change, and immediately moved to the best-seller list.

     Fast- forwarding to 2002, the technology "miracle" was all smoke, mirrors and outright lies. The business cycle is still passe, but only because corporate earnings are weak and will only get weaker. CEOs are, at best, crooks in training, as are their shills on Wall Street. Investors seemingly can't sell stock fast enough (witness July's record $53 billion net withdrawal from U.S. equity funds). With the market plummeting, advances are short-lived as investors "sell the rally." Bill Gross, the "King of Bonds" from PIMCO, penned a research piece, "Dow 5,000," in September 2002, with the DJIA at 8,000 and change, which quickly sent shudders through the investment community.

     While every market top and bottom is different, each can be characterized as an emotional extreme. At the top, investors feel safe, secure and supremely confident in the future. In contrast, bottoms are frightening stuff, marked by panic, extreme uncertainty and stocks becoming washed-out. Recoveries are typically powerful, but major market bottoms look irresistible and obvious only in retrospect, long after the storm has passed. Our point is we didn't buy into the hyperbole on the way up and we're certainly not selling into the hype on the way down. Earning 1% in a money market fund is obviously preferable to losing 30% in the stock market, but it's still not a winning strategy for the long-term. Our call in the late 1990s proved to be early, as the market was making new highs, but ultimately correct and profitable for our fellow shareholders. Similarly, we believe our call made in July was early, as the market makes new lows, but will prove to be correct and profitable for our fellow shareholders, over the long-term.


BEAR MARKETS AND RECOVERIES - 2 HISTORICAL EXAMPLES

     We thought fellow shareholders would gain some useful and informative perspective on how the current bear market compares with past bear markets and recoveries.

     In many ways, the 1973-1974 bear market was very similar to today's bear. The seeds for both were sown during the prior period's massive overvaluation. The Nifty-Fifty era of "one-decision" growth stocks preceded the '73-'74 bear as the "New Economy" era preceded the current bear. During the '73-`74 bear market, the S&P 500 declined 48% from its high, while the Value Line Index (that period's equivalent of the NASDAQ) fell 75%. Our current bear market has witnessed the S&P 500 falling 47% from its high while NASDAQ has declined 77%. However, as Morgan Stanley's Byron Wien wrote in a late July 2002 report, the fundamental background was very different thirty years ago. In '73-'74: A) the price of oil had quadrupled and the U.S. was entering a period of increasing inflation and higher interest rates, B) the U.S. economy was in the midst of its worst recession since the 1930s, (C) the Vietnam War, which had sharply divided the nation, was winding down towards an unsuccessful conclusion, (D) Watergate would lead to the president's resignation and (E) the Cold War with the U.S.S.R. continued unabated. Contrast with today, when : (A) the Cold War is over and the U.S. is the world's sole economic and political superpower, (B) inflation is virtually nonexistent and short-term rates and mortgages are at levels last seen in the early 1960s and (C) the economy is recovering, albeit at a slower rate than many had hoped for or expected.

     Unless the S&P 500 is able to generate a total return in the fourth quarter of 2002 of at least 39.2%, 2002 will mark its third consecutive negative year. The S&P 500 hasn't suffered three consecutive down

                             KIRR, MARBACH PARTNERS
-------------------------------------------------------------------------------
                                   VALUE FUND

years since 1939-41. World War II began in 1939 and 1941 ended with Japan's attack on Pearl Harbor, which led the U.S. to formally join the war. Osama bin Laden is a formidable foe and Saddam Hussein is an unpredictable dictator having access to and the willingness to use weapons of mass destruction. However, it is clear the threat from the Axis of Germany/Italy/Japan sixty years ago to America and capitalism was many times greater than the threat the "Axis of Evil" of Iraq/Iran/North Korea poses today.

     The purpose of this section is not to downplay the seriousness of the issues, but to hopefully illustrate the market has faced many days that were darker than today and still recovered. It is darkest before the dawn, but there will be a dawn.

SUMMARY

     The financial devastation of the bursting of the bubble of the late 1990s has been unprecedented, with the market value of the Wilshire (Associates) 5000 index (proxy for the entire U.S. equity market) declining $7 trillion from its March 24, 2000 peak. The shockwaves from this destruction of wealth and the purging of excesses from years of greed and avarice have continued to reverberate and wreak havoc in all sectors of the market, even the stocks of good businesses selling at attractive prices. Even though we had outstanding relative and absolute performance in 2000 and 2001 and are well ahead of the S&P 500 this year, we understand you can't spend relative performance and are more disappointed than anyone to be down more than 20%, year-to-date. The best time to buy is at the point of maximum uncertainty, but it takes a lot of discipline, confidence and courage to do it. Great investments always seem obvious, in retrospect, but it is precisely the panic and uncertainty enveloping them at the time of purchase that gives them that upside potential. We thank you again for your trust and confidence in our abilities, particularly in difficult times like these.


BARRON's/TOP 100 FUND MANAGERS

     Mark D. Foster, CFA was listed as one of the "Top 100 Fund Managers" in the July 29, 2002 issue of Barron's, a national, weekly financial publication. Value Line performed the study, screening a universe of 6000 domestic equity mutual funds to come up with a list of 650 funds whose managers qualified for ranking (based on performance and risk as compared with peers in the same investment sector, for the 12 months ending June 30, 2002). Under these criteria, Mark was listed as #74 on Barron's Top 100 Fund Managers list.

Regards,


/s/ Mark D. Foster                        /s/ Mickey Kim
----------------------                   --------------------------------
Mark D. Foster, CFA                      Mickey Kim, CFA
President                                Vice President, Treasurer and Secretary

RPM, Inc. accounted for 1.3% of Value Fund's assets as of September 30, 2002, H&R Block, Inc. 1.4%, Republic Services, Inc. 2.3%, Sinclair Broadcast Group, Inc. 2.4%, Dollar Tree Stores, Inc. 0.9%, Newell Rubbermaid Inc. 1.2%, Affiliated Computer Services, Inc. 1.6%, Automatic Data Processing, Inc. 2.0%, The Black and Decker Corporation 1.1%, EMCOR Group, Inc. 4.4%, Citizens
Communications Company 2.9%, PartnerRe Ltd. 8.0% Convertible Preferred 2.9%, Liberty Media Corporation A 2.8%, Cendant Corp. 2.8%, Bausch & Lomb Incorporated 2.7%, USA Interactive 2.5%, Constellation Energy Group, Inc. 2.5%, Lone Star Steakhouse & Saloon, Inc. 2.5% and Hilton Hotels Corp. 2.4%.

3M Co. accounted for 1.0% of Value Fund's assets as of June 30, 2002, IDT Corporation 0.6%, Engelhard Corporation 1.7%, Allegheny Energy, Inc. 1.2% and Petroleum Geo-Services ADR 0.7%.


                             KIRR, MARBACH PARTNERS
-------------------------------------------------------------------------------
                                   VALUE FUND


[GRAPH]


                                  12/31/1998  3/31/1999   6/30/1999
Kirr Marbach Partners Value Fund   10,000      10,040      11,570
S&P 500                            10,000      10,498      11,238
Russell Midcap Index               10,000       9,953      11,034

                                  09/30/99    12/31/99    03/31/00
Kirr Marbach Partners Value Fund    9,910      10,024      10,396
S&P 500                            10,537      12,105      12,382
Russell Midcap Index               10,086      11,824      13,016

                                  06/30/00    09/30/00    12/31/00
Kirr Marbach Partners Value Fund   10,566      11,571      11,852
S&P 500                            12,053      11,936      11,001
Russell Midcap Index               12,429      13,275      12,799


Kirr Marbach Partners Value Fund  03/31/01    06/30/01    09/30/01
S&P 500                            12,144      13,571      11,420
Russell Midcap Index                9,696      10,264       8,757
                                   11,456      12,548      10,307

Kirr Marbach Partners Value Fund  12/31/01    03/31/02    06/30/02
S&P 500                            13,708      14,017      12,742
Russell Midcap Index                9,693       9,720       8,418
                                   12,079      12,593      11,390

                                  09/30/02
Kirr Marbach Partners Value Fund   10,555
S&P 500                             6,963
Russell Midcap Index                9,381


This chart assumes an initial investment of $10,000. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

As of the fiscal year ended September 30, 2002 the Fund has chosen to use the S & P 500 Index and the Russell Midcap Index as its comparison benchmarks.

                                               Average Annual Rate of Return (%)
                                    --------------------------------------------
                                       One Year Ended       Since Inception* to
                                     September 30, 2002     September 30, 2002
                                    ---------------------   --------------------
Kirr Marbach Partners Value Fund           -7.58%                  1.45%
S&P 500 **                                 -20.49%                -9.19%
Russell Midcap Index ***                   -8.98%                 -1.69%



*    December 31, 1998.

** The Standard & Poor's 500 Index (S&P 500) is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks. This Index cannot be invested in directly.

*** The Russell Midcap Index is an unmanaged,capitalization-weighted index generally representative of the U.S. market for medium capitalization stocks. This Index cannot be invested in directly.

                             KIRR, MARBACH PARTNERS
-------------------------------------------------------------------------------
                                   VALUE FUND

Statement of Assets and Liabilities                             Statement of Operations
September 30, 2002                                              For the Year Ended September 30, 2002

ASSETS:                                                         INVESTMENT INCOME:
     Investments, at current value                                  Dividend income
         (cost $28,099,257)                      $26,328,212            (net of withholding of $589)            $  388,888
     Receivable for securities sold                  106,428        Interest income                                 23,628
     Dividends receivable                             24,701                                              ----------------
     Cash                                             14,650        Total Investment Income                        412,516
                                                                                                          ----------------
     Other Assets                                      8,751    EXPENSES:
     Receivable for Fund shares sold                   2,084        Investment Adviser fee                         305,109
     Interest receivable                                 590        Shareholder servicing and
                                            -----------------           accounting costs                            59,884
     Total Assets                                 26,485,416        Administration fee                              37,550
                                            -----------------       Professional fees                               36,336
LIABILITIES:                                                        Distribution fees                               18,995
     Payable for securities purchased                597,463        Federal and state registration                  15,558
     Payable for Fund shares redeemed                165,688        Custody fees                                    10,818
     Accrued expenses                                 41,249        Directors fees                                   5,690
     Payable to Adviser                               17,743        Reports to shareholders                          2,258
                                            -----------------       Other                                            8,417
     Total Liabilities                               822,143                                               ----------------
                                            -----------------       Total expenses before
NET ASSETS                                      $ 25,663,273            reimbursement                              500,615
                                            =================       Less: Waiver from
NET ASSETS CONSIST OF:                                                  Investment Adviser                        (42,951)
     Capital stock                              $ 28,851,131                                               ----------------
                                                                    Net Expenses                                   457,664
     Accumulated net investment                                                                            ----------------
          loss                                       (6,626)                                                      (45,148)
     Accumulated net realized loss                              NET INVESTMENT (LOSS)                      ----------------
         on investments
                                                 (1,410,187)
     Net unrealized depreciation                                REALIZED AND UNREALIZED
         on investments                                             GAIN/(LOSS) ON INVESTMENTS:
                                                 (1,771,045)
                                            -----------------
     Total Net Assets                           $ 25,663,273        Net realized (loss) on investments         (1,410,187)
                                            =================
                                                                    Change in unrealized appreciation/
Shares outstanding (500,000,000                                         (depreciation) on investments          (1,129,754)
     shares of $0.01 par value                                                                             ----------------
     authorized)                                                    Net realized and unrealized (loss)
                                                                        on investments                         (2,539,941)
                                                   2,583,062                                               ----------------
Net asset value, redemption price                                   NET (DECREASE) IN NET ASSETS
     and offering price per share                 $     9.94        RESULTING FROM
                                            =================       OPERATIONS                                $(2,585,089)
                                                                                                           ================


                     See Notes to the Financial Statements.

                             KIRR, MARBACH PARTNERS
-------------------------------------------------------------------------------
                                   VALUE FUND



Statement of Changes in Net Assets

                                                                   Year Ended                  Year Ended
                                                              September 30, 2002          September 30, 2001
                                                              -----------------------     ---------------------
OPERATIONS:
     Net investment income/(loss)                                    $   (45,148)                $     29,210
     Net realized gain/(loss) on investments                          (1,410,187)                   4,403,635
     Change in unrealized appreciation/(depreciation)
         on investments                                               (1,129,754)                 (5,298,393)
                                                               -------------------         -------------------
     Net (decrease) in net assets resulting
         from operations                                              (2,585,089)                   (865,548)
                                                               -------------------         -------------------

CAPITAL SHARE TRANSACTIONS:
     Proceeds from shares sold                                         17,059,144                   7,888,324
     Shares issued to holders in reinvestment of dividends                                                  -
                                                                        1,623,764
     Cost of shares redeemed                                         (14,514,734)                 (1,445,404)
                                                               -------------------         -------------------
     Net increase in net assets from
         capital share transactions                                     4,168,174                   6,442,920
                                                               -------------------         -------------------
DISTRIBUTIONS TO SHAREHOLDERS:
     From net investment income
                                                                         (23,927)                           -
     From net realized gains
                                                                      (1,656,168)                           -
                                                               -------------------         -------------------
         Total dividends and distributions                            (1,680,095)
                                                                                                            -
                                                               -------------------         -------------------
TOTAL (DECREASE) IN NET ASSETS                                           (97,010)                   5,577,372
                                                               -------------------         -------------------
NET ASSETS:
     Beginning of period                                               25,760,283
                                                                                                   20,182,911
                                                               -------------------         -------------------
     End of period (including undistributed net investment
         Income/(loss) of $(6,626) and $12,004, respectively)         $25,663,273                $ 25,760,283
                                                               ===================         ===================

CHANGES IN SHARES OUTSTANDING:
     Shares sold                                                        1,479,318                     637,924
     Shares issued to holders in reinvestment of dividends
                                                                          124,905                           -
     Shares redeemed                                                  (1,289,224)                   (123,212)
                                                               -------------------         -------------------
         Net increase                                                     314,999                     514,712
                                                               ===================         ===================



                     See Notes to the Financial Statements.

                             KIRR, MARBACH PARTNERS
-------------------------------------------------------------------------------
                                   VALUE FUND




Financial Highlights

For a Fund share outstanding throughout the period.

                                            Year Ended            Year Ended         Year Ended       December 31, 1998(1)
                                           September 30,         September 30,      September 30,            through
                                               2002                  2001               2000           September 30, 1999
                                           ----------------    ----------------    -----------------  --------------------
PER SHARE DATA:
Net asset value, beginning of period        $ 11.36               $ 11.51              $  9.91              $     10.00
                                           ----------------    ----------------    -----------------       --------------

Income from investment operations:
  Net investment income/(loss)                (0.00)(2)              0.02                 0.00 (3)                 0.04
      Net realized and unrealized
      gain/(loss) on investments               (0.69)                (0.17)                1.65                    (0.13)
                                           ----------------    ----------------     ----------------       --------------
  Total from investment operations            (0.69)                (0.15)                1.65                    (0.09)
                                           ----------------    ----------------     ----------------       --------------

Less distributions:
  Dividends from net investment income                                                  (0.04)
                                               (0.01)                   -                                         -
  Distributions from net capital gains         (0.72)                   -                   -                     -
  Distribution from tax return of Capital          -                    -               (0.01)                    -
                                           ----------------    ----------------     ----------------       --------------
      Total distributions                      (0.73)                   -               (0.05)                    -
                                           ----------------    ----------------     ----------------       --------------

  Net asset value, end of period            $   9.94              $ 11.36             $ 11.51                $     9.91
                                           ================    ================     ================       ==============
TOTAL RETURN                                   -7.58%               -1.30%              16.77%                    -0.90%(4)

SUPPLEMENTAL DATA AND RATIOS:
  Net assets, end of period               $25,663,273         $25,760,283          $20,182,911          $18,172,971

  Ratio of expenses to average net assets:
      Before expense reimbursement              1.64%               1.80%                1.97%                3.01%(5)
      After expense reimbursement               1.50%               1.50%                1.50%                1.50%(5)

  Ratio of net investment income/(loss) to
      average net assets:
      Before expense reimbursement             (0.29)%             (0.18)%              (0.41)%             (0.76)%(5)
      After expense reimbursement              (0.15)%               0.12%                0.06%               0.75%(5)

  Portfolio turnover rate                       68.27%              80.05%               96.48%              77.79%

  (1) Commencement of operations.
  (2) Actual rate was (0.003).
  (3) Actual rate was 0.004.
  (4) Not annualized.
  (5) Annualized.


                     See Notes to the Financial Statements.

                             KIRR, MARBACH PARTNERS
-------------------------------------------------------------------------------
                                   VALUE FUND


Schedule of Investments
September 30, 2002

Number                                                    Number
of Shares                                Value           of Shares                                      Value
------------                           -----------     --------------                               ----------------
          COMMON STOCKS - 101.4%
          Business Services - 4.8%                              Food & Beverage - 2.5%
14,700    Automatic Data processing,                    30,400  Lone Star Steakhouse & Saloon
             Inc.                       $ 511,119                  Inc.                                  $  638,096
                                                                                                    ----------------
67,700    Cendant Corporation*            728,452
                                       -----------
                                        1,239,571               Insurance - 6.8%
                                       -----------
                                                         1,833  Alleghany Corporation                       347,353
          Business Supplies - 1.3%                      23,700  Aon Corporation                             485,613
25,300    Daisytek International                        14,650  PartnerRe Holdings, Ltd.- f                 738,800
            Corporation*                                10,900  UICI                                        177,234
                                          328,900
                                       -----------                                                  ----------------
                                                                                                          1,749,000
                                                                                                    ----------------
          Communications & Media - 9.0%
31,400    Emmis Communications                                  Manufacturing / Production - 13.3%
            Corporation - Class A*        596,600       13,900  Cummins Engine Company, Inc.                328,318
28,300    Reader's Digest Assoc., Inc.    442,895       23,100  EMCOR Group, Inc.*                        1,148,070
44,300    Sinclair Broadcast Group - A                  34,800  Pall Corp.                                  549,492
                                          606,910
33,100    USA Interactive                 641,478       24,700  RPM Inc. Ohio                               347,282
                                       -----------
                                        2,287,883        5,100  SPX Corporation                             514,590
                                       -----------
                                                         6,400  Tecumseh Products Company                   268,544
          Computers & Software - 2.9%                   20,000  Washington Group Intl, Inc.                 264,600
                                                                                                    ----------------
  9,600   Affiliated Computer Services,                                                                   3,420,896
             Inc.                         408,480                                                   ----------------
 31,400   Network Associates, Inc. *      333,782               Medical - 6.4%
                                       -----------
                                          742,262       21,300  Bausch & Lomb, Inc.                         706,521
                                       -----------
                                                        13,600  CIMA Labs, Inc.*                            342,040
          Consumer Products - 2.3%                      18,300  Guidant Corp.                               591,273
                                                                                                    ----------------
  6,800   Black & Decker Corporation      285,124                                                         1,639,834
                                                                                                    ----------------
 10,200   Newell Rubbermaid Inc.          314,874
                                       -----------
                                          599,998               Real Estate Investment Trusts - 2.1%
                                       -----------
                                                        40,900  Ventas, Inc.                                546,015
                                                                                                    ----------------
          Energy / Natural Resources - 1.2%
 13,900   Marathon Oil Corporation        315,252               Retail - 5.3%
                                       -----------
                                                        27,800  Dillard's, Inc. Class-A                     561,004
          Financial Services - 8.8%                     10,500  Dollar Tree Stores, Inc.                    231,420
  8,700   H&R Block, Inc.                 365,487       52,400  The GAP, Inc.                               568,540
                                                                                                    ----------------
 31,500   CIT Group Inc.                  566,370                                                         1,360,964
                                                                                                    ----------------
 23,900   Commercial Federal
             Corporation                  520,303               Technology - 1.1%
 31,900   KPMG Consulting                 206,074       38,200  Adaptec Inc. *                              168,462
 47,100   Sovereign Bancorp, Inc.         607,590       65,200  Proxim Corporation                          114,100
                                       -----------                                                  ----------------
                                        2,265,824                                                           282,562
                                       -----------                                                  ----------------


                     See Notes to the Financial Statements.

                             KIRR, MARBACH PARTNERS
-------------------------------------------------------------------------------
                                   VALUE FUND


Schedule of Investments (Continued)
September 30, 2002

   Number                                             Principal
of Shares                                Value         Amount                                                Value
------------                           ------------    -----------                                       ---------------
          Telecommunications - 9.6%                               SHORT TERM INVESTMENTS - 1.2%
 15,450   Alltel Corporation               620,008                Variable Rate Demand Notes**
110,800   Citizens Communications                       $ 53,408  American Family, 1.4124%                     $ 53,408
            Company                        751,224       230,236  Wisconsin Corporate Central
102,300   Liberty Media Corporation*       734,514                  Credit Union, 1.4806%                       230,236
  7,175   Telephone and Data Systems,                     32,879  Wisconsin Electric, 1.4524%                    32,879
            Inc.                           361,979                                                       ---------------
                                       ------------
                                         2,467,725                Total short-term investments
                                       ------------
                                                                   (cost $316,523)                              316,523
                                                                                                         ---------------
          Toys - 3.4%
 31,500   Mattel, Inc.                     567,315                Total investments - 102.6%
 29,400   Toys "R" Us Inc.                 299,292                 (cost $28,099,257)                        26,328,212
                                       ------------                                                      ---------------
                                           866,607
                                       ------------
                                                                  Liabilities in excess of
          Transportation - 6.4%                                    Other assets - (2.6)%                      (664,939)
                                                                                                         ---------------
 42,400   Airborne, Inc.                   480,816
  9,900   Burlington Northern Santa Fe                           TOTAL NET ASSETS - 100.0%                  $25,663,273
                                                                                                         ===============
            Corporation                    236,808
 16,800   Canadian Pacific Railway
            Ltd. - f                       306,600               * -- Non-income producing security.
 22,900   CP Ships Ltd.- ADR               262,205               ** -- Variable rate security as of September 30, 2002.
 13,800   Ryder System, Inc.               344,034               ADR --American Depository Receipt
                                       ------------
                                         1,630,463               f -- Foreign Security
                                       ------------

          Travel & Recreation - 7.0%
 24,700   Carnival Corporation             619,970
 55,000   Hilton Hotels Corporation        625,900
 69,100   Park Place Entertainment         549,345
                                       ------------
                                         1,795,215
                                       ------------

          Utilities - 4.8%
 27,300   Allete                           589,680
 25,800   Constellation Energy Group       639,582
                                       ------------
                                         1,229,262
                                       ------------

          Waste Disposal - 2.4%
 32,200   Republic Services, Inc.*         605,360
                                       ------------

          Total common stocks
          (cost $27,782,734)           $26,011,689
                                       ------------

                     See Notes to the Financial Statements.

                             KIRR, MARBACH PARTNERS
-------------------------------------------------------------------------------
                                   VALUE FUND


Notes to the Financial Statements
September 30, 2002


1. ORGANIZATION     The Kirr Marbach Partners Fund, Inc. (the "Corporation") was
   AND              organized as a Maryland  corporation  on September  23, 1998
   SIGNIFICANT      and is registered under the Investment  Company Act of 1940,
   ACCOUNTING       as amended  (the "1940  Act"),  as an  open-end  diversified
   POLICIES         management  investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objective and policies. The one series presently authorized is the Kirr, Marbach Partners Value Fund (the
                    "Fund"). The investment objective of the Fund is to seek long-term capital growth. The Fund commenced operations on December 31, 1998.

                    The  following  is  a  summary  of  significant   accounting
                    policies consistently followed by the Fund.

                    a) Investment Valuation - Common stocks and other equity-type securities that are listed on a securities exchange are valued at the last quoted sales price at the close of regular trading on the day the valuation is made. Price information, on listed stocks, is taken from the exchange where the security is primarily traded. Securities which are listed on an exchange but which are not traded on the valuation date are valued at the mean of the most recent bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Debt securities are valued at the latest bid prices furnished by independent pricing services. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith under the supervision of the Board of Directors of the Corporation. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market.

                    b) Federal Income Taxes - A provision, for federal income taxes or excise taxes, has not been made since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

                    c) Income and Expense - The Fund is charged for those expenses that are directly attributable to the Fund, such as advisory, administration and certain shareholder service fees.

                    d) Distributions to Shareholders - Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. The character of distributions made during the period from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes.

                    e) Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                    f) Repurchase Agreements - The Fund may enter into repurchase agreements with certain banks or non-bank dealers. The Adviser will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest.

                             KIRR, MARBACH PARTNERS
-------------------------------------------------------------------------------
                                   VALUE FUND


Notes to the Financial Statements (Continued)
September 30, 2002

                    g) Other - Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund and interest income is recognized on an accrual basis. Accounting principles generally accepted in the United States require that permanent financial reporting and tax differences be reclassified to capital stock.

2. INVESTMENT       The aggregate  purchases and sales of securities,  excluding
   TRANSACTIONS     short-term  investments,  by the  Fund for the  fiscal  year ended September 30, 2002, were as follows:

                                                       Purchases         Sales
                                                       ---------       ---------
                    U.S. Government................... $      -     $       -

                    Other............................. $ 24,680,998 $ 19,800,161

                    At September 30, 2002,  gross  unrealized  appreciation  and
                    depreciation   of  investments  for  tax  purposes  were  as
                    follows:


                    Appreciation                               $  2,329,612
                    (Depreciation)                               (4,100,657)
                                                              -------------
                    Net (depreciation) on investments         $  (1,771,045)
                                                              ==============

                    At September 30, 2002, the cost of investments for federal income tax purposes was $28,099,257.

                    At September 30, 2002, the Fund had accumulated net realized capital loss carryovers of $149,282. The capital loss carryovers expire in 2010. In addition the Fund realized, on a tax basis, post-October losses through September 30, 2002 of $1,260,905. These losses are not recognized for tax purposes until the first day of the following fiscal year.

                    On the Statement of Assets and  Liabilities,  as a result of
                    permanent   book-to-tax   difference,    accumulated   net
                    investment loss has been decreased and capital stock has been decreased by $50,445. The permanent book-to-tax difference is due to net operating losses.

                    The tax characteristics of dividends paid during the year ended September 30, 2002 were classified as ordinary income and capital gains. The amount of the ordinary income distribution was $23,927, and the amount of the capital gains distribution was $1,656,168.

                    As of the end of the fiscal year ended September 30, 2002 there were no distributable earnings.

3. AGREEMENTS       The Fund has entered into an Investment  Advisory  Agreement
                    with  Kirr,   Marbach  &  Company,   LLC  (the   "Investment
                    Adviser"). Pursuant to its Advisory Agreement with the Fund, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.00% as applied to the Fund's daily net assets.

                    Until February 28, 2003, the Investment Adviser has contractually agreed to waive its management fee and/or reimburse the Fund's other expenses to the extent necessary to ensure that the Fund's total annual operating expenses do not exceed 1.50% of its average daily net assets.
                    Accordingly, for the fiscal year ended September 30, 2002, the Investment Adviser waived advisory fees to reimburse the Fund for other expenses in the amount of $42,951. The Investment Adviser may decide to continue the agreement, or revise the total annual operating expense limitations after February 28, 2003. Any waiver or reimbursement is subject to later adjustment to allow the Investment Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses

                             KIRR, MARBACH PARTNERS
-------------------------------------------------------------------------------
                                   VALUE FUND

Notes to the Financial Statements (Continued)
September 30, 2002

                    for a period are less than the expense limitation cap of 1.50%, provided, however, that the Investment Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed. For the fiscal year ended. September 30, 2002, the Adviser waived fees of $ 42,951. Waive/Reimbursed fees and expenses subject to potential recovery by year of expiration are as follows:

                    Year of Expiration                 Amount
                    ------------------                ---------
                      9/30/2003                        $ 84,439
                      9/30/2004                        $ 71,891
                      9/30/2005                        $ 42,951

                    Rafferty Capital Markets, LLC, (the "Distributor") serves as principal underwriter of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Corporation. The Fund's shares are sold on a no-load basis and, therefore, the Distributor receives no sales commission or sales load for providing services to the Fund. The Corporation has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan"), which authorizes the Corporation to pay the Distributor a distribution and shareholder servicing fee of up to 0.25% of the Fund's average daily net assets (computed on an annual basis). All or a portion of the fee may be used by the Fund or the
                    Distributor  to  pay  its  distribution  fee  and  costs  of printing reports and prospectuses for potential investors and the costs of other distribution and shareholder servicing expenses. During the fiscal year ended September 30, 2002, the Fund incurred expenses of $18,995 pursuant to the 12b-1 Plan.

                    U.S Bancorp Fund Services, LLC serves as transfer agent, administrator and accounting services agent for the Fund. U.S. Bank, N.A. serves as custodian for the Fund.


                          INDEPENDENT AUDITORS' REPORT




The Shareholders and Board of Trustees
The Kirr, Marbach Partners Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Kirr, Marbach Partners Value Fund (the "Fund", a series of the Kirr, Marbach Partners Fund, Inc.), including the schedule of investments, as of September 30, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two year period then ended and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for the each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

                     /s/  KPMG LLC

Chicago, Illinois
October 25, 2002


                             KIRR, MARBACH PARTNERS
-------------------------------------------------------------------------------
                                   VALUE FUND


-------------------- ---------------- ------------------ ------------------------------------ --------------------------
      Name, Address   Position with    Term of Office     Principal Occupation During Past    Other Directorships Held
         and Age     the Corporation    and Length of                Five Years
                                         Time Served
-------------------- ---------------- ------------------ ------------------------------------ --------------------------
                      Interested Directors
------------------------------------------------------------------------------------------------------------------------
Mark D. Foster*      Director,        Indefinite term    Chief Investment Officer, Kirr,      None
44                   Chairman and     since 1998.        Marbach & Company, LLC.
                     President
-------------------- ---------------- ------------------ ------------------------------------ --------------------------
Mickey Kim*          Director, Vice   Indefinite term    Chief Operating Officer, Kirr,       None
44                   President,       since 1998.        Marbach & Company, LLC.
                     Secretary and
                     Treasurer
-------------------- ---------------- ------------------ ------------------------------------ --------------------------
                    Dis-Interested Directors
-------------------- ---------------- ------------------ ------------------------------------ --------------------------
Jeffrey N. Brown*    Director         Indefinite term    President, Home News Enterprises.    None
43                                    since 1998.
-------------------- ---------------- ------------------ ------------------------------------ --------------------------
Mark E. Chesnut*     Director         Indefinite term    Organizational Effectiveness         None
55                                    since 1998.        Consultant and Trainer,
                                                         Self-Employed.
-------------------- ---------------- ------------------ ------------------------------------ --------------------------
John F. Dorenbusch*  Director         Indefinite term    Retired. Formerly President,         None
65                                    since 1998.        Irwin Management Company and
                                                         Tipton Lakes Company
-------------------- ---------------- ------------------ ------------------------------------ --------------------------

* The address for all directors is Kirr, Marbach & Company, LLC, 621 Washington Street, Columbus, Indiana 47202.


                             KIRR, MARBACH PARTNERS
-------------------------------------------------------------------------------
                                   VALUE FUND


                                D I R E C T O R S

                                 Mark D. Foster
                                   Mickey Kim
                                Jeffrey N. Brown
                                 Mark E. Chesnut
                               John F. Dorenbusch

                        P R I N C I P A L  O F F I C E R S

                            Mark D. Foster, President
               Mickey Kim, Vice President, Treasurer and Secretary

                        I N V E S T M E N T  A D V I S O R

                          Kirr, Marbach & Company, LLC
                              621 Washington Street
                             Columbus, Indiana 47202

                              D I S T R I B U T O R

                          Rafferty Capital Markets, LLC
                           59 Hilton Avenue, Suite 101
                           Garden City, New York 11530

                                C U S T O D I A N

                                 U.S. Bank, N.A.
                                425 Walnut Street
                             Cincinnati, Ohio 45202

                           A D M I N I S T R A T O R ,
                         T R A N S F E R   A G E N T  A N D
                 D I V I D E N D - D I S B U R S I N G   A G E N T

                         U.S. Bancorp Fund Services, LLC
                                   Third Floor
                             615 E. Michigan Street
                           Milwaukee, Wisconsin 53202

                   I N D E P E N D E N T   A C C O U N T A N T

                                    KPMG LLP
                               303 E. Wacker Drive
                             Chicago, Illinois 60601

                             L E G A L   C O U N S E L

                                Kirkland & Ellis
                               200 E. Randolph Dr.
                             Chicago, Illinois 60601



         This report should be accompanied or preceded by a prospectus.